EXHIBIT 99.1


                              SOCIETE GENERALE
        Tour Societe Generale 17 Cours Valmy 92987 Paris la Defense







Warnaco Inc.
The Warnaco Group, Inc. and
the Companies and Corporations referred to in the schedule to this letter

c/o 90 Park Avenue
New York
New York  10016


                                      29 September 2000





Dear Sirs

EUROPEAN FACILITIES

Further to our letter of 26 July 2000, we again refer to:

(A) the Credit Agreement dated 9 July 1996 (as amended) between the banks and financials institutions referred to below, ourselves as Agent and the addressees of this letter (such agreement as so amended being referred to in this letter as the "Term Facility").

(B) the Revolving Credit and Guarantee Agreement dated 14 August 1996 (as amended) between the banks and financial institutions referred to below, ourselves as Arranging Bank, Managing and Administration Agent and Overdraft Bank and the Companies and Corporations referred to as Borrowers in the acceptance of this letter (such agreement as so amended being referred to in this letter as the "Revolver");

(C) the Line of Credit Agreement dated 31 October 1996 (as amended) between Societe Generale, Geneva Branch and Lintex-Warnaco SA (such agreement as so amended being referred to in this letter as the "Swiss Line of Credit");

(D) the Line of Credit Agreement dated 31 October 1996 (as amended) between Societe Generale, Madrid Branch and Warnaco Intimo S.A. (such agreement as so amended being referred to in this letter as the "Spanish Line of Credit").

The Term Facility, the Revolver, the Swiss Line of Credit and the Spanish Line of Credit are collectively referred to as the "Facilities Documents" but unless otherwise defined or indicated in this letter, all capitalised terms used herein shall have the same meanings as specified in the relevant documents.

1. You have informed us and, by your acceptance of the terms of this letter, warrant that:

1.1 you have requested the lenders under the U.S. Credit Agreement to waive the requirements of Section 5.03 of the U.S. Credit Agreement for the Fiscal Quarters (as defined in the U.S. Credit Agreement) ending on 1 July and 30 September 2000 during the period beginning on 19 June 2000 and ending on the Waiver Termination Date (as defined below).

1.2 the addressees of this letter have asked their lending bankers under all other relevant credit facilities (an exhaustive list of which is set out in the schedule to this letter) to provide similar waivers.

2. At your request, and in consideration of your agreement to the terms of this letter, we agree, subject to paragraphs 3 and 5 below to waive, solely for the period commencing on 19 June 2000 until 6 October 2000 (such latter date being the "Waiver
         Termination Date") the requirements of:

         Clause 19.1 of the Term Facility;

         Clause 19.1 of the Revolver;

         Clause 11 of the Swiss Line of Credit;

         Clause 11 of the Spanish Line of Credit

         in so far as they import by reference the terms of Section 5.03 of the U.S. Credit Agreement.

3. On the Waiver Termination Date, without any further action by the Agent or any of the Lenders or any other person, the waiver contained in paragraph 2 above shall terminate and cease to have effect and all of the terms and provisions set forth in the Facilities Documents with respect to requirements thereunder that are so waived shall have the same force and effect as if such paragraph 2 were not part of this letter and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Facilities Documents as though no waiver had been granted by them under such paragraph 2.

4. The waiver contained in this letter shall become effective as from the date of this letter when, and only when the Agent shall have received (a) counterparts of this letter executed by such addressees and (b) evidence that each of the credit facilities listed in the schedule to this letter has been effectively waived in a manner substantially similar to the terms of this letter. The effectiveness of the waiver contained in this letter is conditional upon the accuracy of the factual matters described herein.

5. You acknowledge by your acceptance of the terms of this letter that nothing herein shall constitute a commitment by any Lender further or otherwise to amend, modify, restate, or extend any of the Facility Documents or any of the Facilities evidenced thereby or to participate in, provide or arrange any other financing in connection herewith.

6. The Facilities Documents and each of the other Finance Documents referred to therein, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter and your acceptances thereof shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Facilities Documents or any of the other Finance Documents, nor constitute a waiver of any provision of any of the Facilities Documents or any of the other Finance Documents.

7. If you agree to the terms and provisions of this letter, please evidence such agreement by executing and returning a counterpart of this letter by facsimile, followed by the original via overnight courier to Harvey Chalmers, Simmons & Simmons, 21 Wilson Street, London, EC2M 2TX, facsimile no. 00 44 207 628 2070.

8. This letter and its acceptance and consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter by telecopier shall be effective as delivery of a manually executed counterpart of this letter.

9. This letter shall be governed by, and construed in accordance with, the laws of England and the provisions of Clauses 34 and 35 of the Term Facility shall be deemed to be incorporated by reference into this letter.

yours faithfully,

SOCIETE GENERALE as Agent
and for and on behalf of

TERM FACILITY

Societe Generale
Commerzbank AG
Citibank N.A.
Scotiabank Europe PLC

By:

REVOLVER

Societe Generale
Commerzbank AG
Citibank N.A
Scotiabank Europe PLC
Fleet Boston
KBC Bank Nederland N.V.

By:

SWISS LINE OF CREDIT

Societe Generale, Geneva Branch

By:

SPANISH LINE OF CREDIT

Societe Generale, Madrid Branch


By:




                                  SCHEDULE





1. Amended and Restated Credit Agreement dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Commerzbank A.G., New York branch, as Documentation Agent, and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent, Swing Line Bank and Issuing Bank.

2. Five-Year Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A., as Syndication Agent, Societe Generale and Commerzbank A.G., as Co-Documentation Agents, Bank of America, N.A. and the Dai-Ichi Kangyo Bank, as Co-Agents and The Bank of Nova Scotia, as Administrative Agent, Competitive Bid Agent and Swing Line Bank.

3. 364-Day Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, The Bank of Nova Scotia and Salomon Smith Barney, Inc., as Co-Lead Arrangers and Co-Book Managers, Citibank, N.A. as Syndication Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and The Bank of New York, as Administrative Agent.

4. Sixth Amended and Restated Credit Agreement, dated as of November 17, 1999 among Warnaco Inc., The Warnaco Group, Inc., the Lenders named therein, certain subsidiaries of The Warnaco Group, Inc., Societe Generale, as Documentation Agent, Citibank, N.A. as Syndication Agent and The Bank of Nova Scotia, as Administrative Agent.

5.Amended and Restated Credit Agreement, dated as of September 24, 1996, between Warnaco of Canada Limited and The Bank of Nova Scotia, as amended.




                           ACCEPTANCE AND CONSENT



We refer to and thank you for your letter of 29 September 2000 of which the foregoing is a copy and accept and agree to be bound by its terms. In addition, each undersigned party which is a Guarantor hereby consents to the terms of such letter and hereby confirms and agrees that, notwithstanding the effectiveness of such letter, the Group Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.



THE BORROWERS:

Warnaco Inc.
Euralis S.A.S.
Lenitex Warnaco Handelsgesellschaft M. B. H.
Eratex-Warnaco Lac Two GmbH & Co. KG
Warner's Aiglon S.A.
Warnaco B.V.
Warner's (United Kingdom) Limited
Lejaby S.A.S.
Calvin Klein France S.A.
Warnaco France S.A.R.L
Penhaligon's Limited
Warnaco Netherlands B.V.
Warnaco Holland B.V.
PMJ S.A.

By:

Lintex-Warnaco S.A.

By:

Warnaco Intimo S.A.

By:

THE GUARANTORS

The Warnaco Group, Inc.
Warnaco Inc.
Warnaco International Inc.
184 Benton Street Inc.
Warmana Limited
Warnaco Men's Sportswear Inc.
C.F. Hathaway Company
Warnaco Sourcing Inc.
Warner's de Costa Rica Inc.
Blanche Inc.
Warnaco International L.L.C.
Myrtle Avenue Inc.
Gregory Street Inc.
ML Inc.
Designer Holdings, Ltd.
Rio Sportswear Inc.
AEI Management Corporation
Jeanswear Holdings Inc.
Calvin Klein Jeanswear Company
Kaijay Acquisition Company
New Bedford Shippers Corp.
CKJ Sourcing, Inc.
CKJ Holdings, Inc.
Abbeville Acquisition Company
Broadway Jeanswear Company
Broadway Jeanswear Holdings, Inc.
Broadway Jeanswear Sourcing, Inc.
Outlet Holdings, Inc.
Outlet Stores, Inc.
A.B.S. Clothing Collection, Inc.


By: